Advance to Suppliers - Schedule of Advance to Suppliers (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Advance to Suppliers [Abstract]
Advance to suppliers	¥ 19,327	$ 2,659	¥ 19,288	$ 2,716	¥ 15,359
Less: allowance for expected credit losses	(8,076)	(1,111)	(8,472)	(1,193)	(8,366)
Advance to suppliers, net	¥ 11,251	$ 1,548	¥ 10,816	$ 1,523	¥ 6,993